Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on May 18, 2005


                          Expiration           Exercise             Shares
     Grant Date              Date                Price              Granted
     ----------              ----                -----              -------
      05/18/05             05/18/10            $ 0.0123             8,250,000